Exhibit 99.1

(NASDAQ: BTAI) Next Wave of Medicines March 2019 BioXcel Therapeutics, 555 Long Wharf Drive, New1Haven, CT 06511 | www.bioxceltherapeutics.com Proprietary & Confidential

Safe Harbor Statement This document may contain forward-looking statements. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, the uncertainties associated with our limited operating history, product development, the regulatory approval process of the FDA, the market for our product candidates, the success of BXCL501 and BXCL701, the risks associated with dependence upon key personnel and the need for additional financing. Except as required by law, we do not assume any obligation to update forward-looking statements as circumstances change. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the Company’s filings with the which are available at www.sec.gov and https://ir.bioxceltherapeutics.com/all-sec-filings. U.S. Securities and Exchange Commission, 2

BioXcel Therapeutics Investment Highlights Developing high value therapeutics in neuroscience and immuno-oncology utilizing a novel artificial intelligence platform BXCL501 First-in-Class Sublingual Thin Film for Acute Treatment of Agitation BXCL701 First-in-Class Targeting Rare Cancers First Clinical Partnership AI-POWERED DRUG DEVELOPMENT Improves R&D Economics: Development Efficiency and Probability of Success 3 Proprietary & Confidential

BTI is Unleashing the Power of AI Across the Entire R&D Value Chain Opportunity to generate multiple NDAs N D A R E G U L A T O R YT E A M 4-5 Year Development Cycle 4 Registration Filings C L I N I C A L D E V E L O P M E N T T E A M 3 Human Proof Of Concept BXCL501 BXCL701 T R A N S L A T I O N A L T E A M 2 Candidate Validation M U L T I P L EC A N D I D A T E S 1 Selection of Best Candidates AI Based Drug Development 4 Proprietary & Confidential

BioXcel Therapeutics Pipeline: Rapid Human PoC and Development Path First-in-class neuroscience and immuno-oncology pipeline with multiple near-term milestones Program Worldwid Rights BA study initiated with BXCL501 (4Q 2018) • BA study data readout (1H 2019) • Launch registration trials (2019) Schizophrenia/Bipolar Treatment of Acute Agitation Geriatric Dementia Initiated tNEPC phase 1b/2 trial (4Q 2018) Neuroendocrine Prostate Cancer (tNEPC) • Initiate pancreatic trials (1H 2019) Preliminary tNEPC readout (2H 2019) Preliminary pancreatic readouts (2H 2019) Immuno-Oncology • Pancreatic Cancer • Delirium, Opiate Withdrawal Exploring Multiple Tumor Types Pipeline Expansion • New indications & geography expansion (2019) BXCL701 Additional Discovery Through an Exclusive AI Relationship with BioXcel (parent) *Bioavailability (BA) study for optimizing BXCL501 sublingual thin film dose for Phase 3 registration trials Future Programs 5 Proprietary & Confidential BXCL501 BXCL701 (DPP 8/9 & FAP Inhibitor) BXCL501 (Selective 2a Adrenergic Receptor Agonist) Bioavailability Study (multiple doses) Product Candidate Anticipated Milestones Phase 2/3 Phase 1/2

Clinical Programs BXCL501: First in Class Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation 6 Proprietary & Confidential

BXCL501: Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation Rapid clinical development and regulatory approval path (505(b)(2)) Agitation: A growing global healthcare issue ($40B+) Safer, non-invasive anti-agitation treatment needed Current therapies sub-optimal: Dementia: Antipsychotic drugs (black-box warning) for elderly Psychiatric: Invasive with severe side effects BXCL501: An innovative approach Novel mechanism of action (MoA) targets a causal agitation pathway Non-Invasive, easy to administer sublingual film with rapid onset of action 7 Proprietary & Confidential

BXCL501: Sublingual Thin Film Formulation of Dexmedetomidine (Dex) Dex exerts calming effect at low exposures providing a broad therapeutic index Ideal Pharmaceutical Properties for a Non-invasive Sublingual Film Formulation Film manufacturing completed: • Multiple dose strengths ranging from 10µg to 60µg for clinical studies • Immediate release film with muco-adhesion properties • Proprietary technology delivers low dose ranges The Right Pharmacology and Safety Profile (Precedex® – IV Dex) • • • Prescribed to 8M+ patients Studied in 120 clinical trials Wide therapeutic index: For Sedation in ICU Setting: 8 Proprietary & Confidential Loading Dose Maintenance Dose Tolerable Dose 0.5µg/kg 1.6µg/kg >5µg/kg

Dexmedetomidine Mechanism of Action Reduction of hyper-arousal from overactive locus coeruleus neurons in response to stress Hyper-Arousal Physiology Dexmedetomidine MoA NE Locus Coeruleus (LC) Activation (+) Agitation (-) Agitation Norepinephrine (NE) Stress Induced Opiate Withdrawal Schizophrenia Bipolar Disorder Dementia Delirium 9 Proprietary & Confidential

Pre-Clinical Data to Support Clinical Development Plan Properties of Dexmedetomidine in Cells, Brain Levels, and Efficacy Models De-Agitation without Sedation in Animal Models High Brain to Plasma Ratio Agitation reduction without sedation High Intrinsic Activity Translation of non-clinical data to clinical activity in human PoC 10 Proprietary & Confidential

Positive Human Proof of Concept in Treating Agitation IV Dex data from 105 patients: four disease pathologies (89) & healthy volunteers (16) SCHIZOPHRENIA ALZHEIMERS • • 14 patient study 14 patient study [10 treatment + 4 placebo] o [10 treatment + 4 placebo] o • • Clinical benefit observed in 9/10 treated Clinical benefit observed in 7/10 treated o o RASS score of -1 PEC* score of 7 or below RASS* score of -1 o 90% Response 70% Response *PEC = Positive and Negative Symptom Scale-Excitatory Component *RASS = Richmond Agitation Sedation Scale 105 Patient Experience DELIRIUM OPIOID WITHDRAWAL 15 subject study • 132 patients • o [46 refractory to haloperidol] o [10 treatment + 5 placebo] • 46/46 haloperidol refractory patients responded to IV Dex in reducing agitation 100% Response • Clinical benefit observed in 10/10 treated o 50% reduction in COWS total score 100% Response Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 *COWS = Clinical Opiate Withdrawal Scale 11 Proprietary & Confidential

Human Proof of Concept 1: IV Dex Reduces Agitation in Schizophrenia Patients Study results announced Nov 2018: primary endpoint met Study Design 90% Response • • • • Randomized, placebo-controlled dose-ranging study 14 patients [10 treatment + 4 placebo] Primary endpoint: RASS of -1 Secondary endpoint: PEC score of 7 or below PEC Across Time % of Patients Achieving RASS-1 12 100% 11 80% 10 60% 9 40% Dex 8 20% 7 0% 6 0 20 40 60 80 100 120 0 20 40 60 80 100 120 Minutes post start of infusion Minutes post start of infusion Early PEC reduction before drowsiness 9/10 patients achieved PEC score of 7 or below No clinically relevant cardiovascular changes 9/10 patients achieved RASS score of -1 12 Proprietary & Confidential PEC Score Dex

Human Proof of Concept 2: IV Dex Reduces Agitation in Alzheimer’s Patients Study results announced Jan 2019: primary endpoint met Study Design 70% Response • • • • Randomized, placebo-controlled individual dose-ranging study Infusion initiated at a low rate and increased by 0.1 mcg/kg/h 14 patients [10 treatment + 4 placebo] Primary endpoint: Optimal dose to achieve RASS of -1 Pharmacokinetics (PK) and Clinical Effect % of Patients Achieving RASS -1 80% • Pharmacokinetic/Pharmacodynamic (PK/PD) observed with IV Dex concentrations (pg/mL) Primary endpoint (RASS -1) achieved at a fraction of dose required for surgical sedation 60% • 40% 20% 0% Identified a dose range for optimizing film (BXCL501) 0 15 30 45 60 75 90105 120 135 150 Time After Start of Infusion (min) (1 of 4 placebo subjects achieved RASS of -1 at 30 mins) PK consistent with prior healthy elderly trial No clinically meaningful cardiovascular effects 7/10 Patients Achieved RASS score of -1 No Adverse Events (AE), well-tolerated 13 Proprietary & Confidential Dex

Human Proof of Concept 3: IV Dex Reduces Symptoms in Opioid Withdrawal Study results announced Feb 2019: primary endpoint met Study Design Randomized, placebo-controlled individual dose-ranging study Infusion initiated at a low rate and increased by 0.1 mcg/kg/h 100% Response • • • • 15 patients [10 treatment + 5 placebo] Primary endpoint: Dose achieving >50% reduction in COWS score Therapeutic levels not associated with sedation No clinically meaningful cardiovascular effects 10/10 Patients Responded to Treatment No Responders in the Placebo Arm 14 Proprietary & Confidential

Human Proof of Concept 4: IV Dex Reduces Agitation in Haloperidol-Refractory Delirium Elderly hyperactive delirium patients refractory to haloperidol are difficult to treat 100% Response 5 p = .01 4 3 2 1 Titration 0 -1 -2 Minutes -3 0 15 30 45 60 120 240 360 480 600 Start IV Haloperidol IV Haloperidol + IV Dex IV Dex only IV Dex achieved greater time in satisfactory sedation No respiratory or heart conduction disturbances BXCL501 MoA shown to treat agitated delirium in elderly 46/46 haloperidol refractory patients calmed by IV Dex *Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 Proprietary & Confidential 15 Richmond Agitation Sedation Scale (RASS) Group Comparison Initial Haloperidol

Sublingual Film (BXCL501) Pharmacokinetic and Safety Study IND-opening study BXCL501 Sublingual Pharmacokinetic, Safety and Tolerability Study • Placebo-controlled, single ascending dose, pharmacokinetic (PK) study Safety & tolerability of BXCL501 (sublingual film) in healthy adult volunteers ages 18-65 • Primary objective: Determine PK, safety and tolerability of various film strengths • Dosing initiated December 2018 Accrual continues with periodic review between dose escalation • Data readout in 2Q19 16 Proprietary & Confidential

BXCL501 Integrated Clinical Development Plan Acute agitation studies: short with easily measurable clinical endpoints [IND] 2018 PK and Safety Study Multiple Dose Strengths (N=60) Sublingual Thin Film Data readout 2Q19 2019 Registration Trial* (Phase 2/3 Trials) Agitated Schizophrenia and Bipolar Patients Opiate Withdrawal Symptoms Agitated Alzheimer’s Patients Hyperactive Delirium • • Adasuve Approval for Acute Treatment: 2 trials of 2 doses in 300+ patients (one in each indication) Agitated Schizophrenia Patients: 344 Agitated Bipolar Patients: 314 Primary Endpoint: Reduction in PEC score from baseline 2020 • [ Submission ] Proprietary & Confidential First NDA *Clinical Development plan subject to agreement with FDA 17

Healthcare Costs Associated with Agitation are a Significant Economic Burden Cost of acute agitation treatment across neuroscience disorders Indication Expansion Schizophrenia Bipolar Alzheimer’s Opiate/Alcohol Withdrawal 1 Hyperactive Delirium 5.0* 2 12 – 24 episodes per patient 3 PTSD/Hyperarousal 1.1 Pre-MRI Anxiety Experienced Agitation BXCL501 Relevant Patient Pool 4 Large Market Potential BXCL501: Rapid Development Path 18 Proprietary & Confidential Patients (M) Reimbursement; $145 per episode at launch U.S. Addressable Market for Acute Treatment of Agitation

Clinical Programs BXCL701: First-in-Class Oral IO Therapy Targeting Pancreatic Cancer and tNEPC 19 Proprietary & Confidential

BXCL701: Potential First-in-Class Oral IO Therapy Targeting Pancreatic Cancer and tNEPC Rare tumors with large market opportunity and limited competition Orally Administered Activator Innate Immunity Pathway of Systemic Dual MoA Inhibits DPP 8/9 & FAP Orphan Drug Designation Established clinical proof of mechanism & tolerable safety profile Validation of AI Approach1 (1) Nature Chemical Biology, volume 13, pages 46–53 (2017) Proprietary & Confidential 20

BXCL701 Mechanism of Action With overlapping factors and effects Activation of cytotoxic T and NK cells Cytokine Release, IL18, IL-1, Pyroptosis, IL-18 release IL-8, MCP1, GCSF, IL-5, IL-6 Caspase-1 Nlrp1b inflammasome DPP8/9 BXCL701 Depletion of CAF, MDSCs, immature dendritic, Treg cells FAP Breaks Fibrotic barrier Complete Regression of Tumors Observed in Multiple Models with BXCL701 + NKTR-214 + Anti-PD-1 & Formation of Immunological Memory 21 Proprietary & Confidential

BXCL701: Existing Clinical Evidence Enables Rapid Development Path Data from >700 patients demonstrate well characterized PK/PD, target inhibition, & anti-tumor activity Dose Target Inhibition BXCL701 Human Proof of Concept Single Agent Efficacy ~10% CR/PR Long Duration Comparable to Yervoy (anti-CTL4) More than $75 million investment (Point Therapeutics) Stimulation Of Immune Cells Induction of Pro-inflammatory Cytokine Proprietary & Confidential 22 ----Daily BXCL701 Dose----

Triple Combination Achieved Complete Regression and Immunity in Pancreatic Tumors BXCL701 combination with NKTR-214 and Anti-PD-1 400.0 2108 1917 1725 1533 1342 1150 4 6 8 10 12 14 16 18 20 958 767 575 Complete Tumor 383 192 0 5 10 15 20 25 303540 45 50 55 60 65 70 75 80 85 90 95 100 105 110 Days after Tumor Inoculation Days After Tumor Re-challenge Dosing Stopped BXCL701 Dosing 23 Proprietary & Confidential Mean Tumor Volume (mm3) Mean Tumor Volume (mm3) VehicleBXCL701, 20 micro gram qd Anti-PD1, 10 mg/kg, biw BXCL701+NKTR-214 BXCL701+Anti-PD1 NKTR-214+ Anti-PD1 BXCL701+NKTR-214+Anti-PD1 and re-challenged with Pan02 Pan02 (naïve) Vehicle300.0 200.0 100.0 0.0 Days After Tumor Re-challenge Regression

Pancreatic Cancer Clinical Development Plan: Mechanistic and Anti-PD1 Combo Trial Biomarker driven development in advanced pancreatic cancer, potential breakthrough designation Demonstration of Immune Cell Infiltration/Activation to Validate MoA 2 Weeks of BXCL701 Treatment Before Surgery (Pre and Post Tissue Available (N=15)) Proof of Mechanism Trial BXCL701 NKTR-214 Avelumab NO Efficacy Trial in Metastatic Patients after First-line Treatment Triple Combination Phase 2 Expansion (N=30) Global* Pivotal Study Activity YES Simon 2-stage: 15+15 Primary Endpoint: ORR Combination: > 15% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) Louis Weiner, M.D. Director 24 Proprietary & Confidential Stop

tNEPC Clinical Development Plan: BXCL701 Combination with Keytruda Biomarker driven development, breakthrough and fast track designation potential Global* Pivotal Study Safety Run-in Safety/PD/Immune-phenotyping (N=6) Phase 2 Expansion (N=30) *Expect to commence global development planning during Phase 2 Focus on EU and Japan Patient Recruitment Ongoing Simon 2-stage: 15+15 Primary Endpoint: ORR Combination: increase from ~3-5% Eric Small, M.D. Chief, Division of Hematology/Oncology (Keytruda single agent) to > 15% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) 25 Proprietary & Confidential

Value Creation Catalysts 26 Proprietary & Confidential

Milestones Accomplished Since IPO Highlights as of 1Q19 Advisory Board Members 4 13 Regulatory 8 members for BXCL501 5 members for BXCL701 3 INDs approved: BXCL701 tNEPC BXCL501 PK (bioavailability) BXCL701 Pancreatic (MoA) 20 1 IND and 1 CTA planned in 1H19 Team 4 IV Dex Trials completed: 6 Schizophrenia Alzheimer’s Opioid Withdrawal Healthy Volunteers 1 Established team of 20 members Clinical Clinical Partnership 2 Trials initiated in 4Q18: BXCL501 PK (bioavailability) BXCL701 tNEPC 27 Proprietary & Confidential

Key Milestones for Value Creation Two mid-stage clinical trial candidates 2H’18 1H’19 2H’19 1H’20 2H’20 Beyond BXCL501 (Schizophrenia / Bipolar Disorder / Dementia) Pharmacokinetic Study Initiated (healthy volunteers) Data Readout (PK Characterization/ Dose Range) Registration Trial Initiation (Phase 2/3) First NDA Submission Registration Trial Data Readout BXCL701 Neuroendocrine Prostate Cancer (tNEPC) Combination Trial Initiated (BXCL701+Keytruda) NDA tNEPC Data Readout Registration Trial Triple Combination Trial Initiation Pancreatic Cancer (PDA) Pancreatic Data Readouts Registration Trial Mechanism Trial Initiation Emerging Programs Neuroscience and Immuno-oncology Selection of next IND candidates 28 Proprietary & Confidential

Optimally Positioned for Execution Support from world-class investors Funded to Reach Multiple Inflection Points Total Cash and Cash Equivalents: 42.6 million as of December 31st, 2018 Major Shareholders: * * Artemis (7.4%) Fidelity (5.5%) DNCA Finance (5.11%) Do Kim (BMO Capital Markets) Sumant Kulkarni (Canaccord Genuity) Analyst Coverage: Geoff Meacham (Barclays) Carter Gould (UBS) Ram Selvaraju (H.C. Wainwright) * As of February 2019 29 Proprietary & Confidential

Appendix Management Team Board Profile 30 Proprietary & Confidential

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board Combined experience of 150+ years in drug development with 15 approved drugs MANAGEMENT TEAM VIMAL MEHTA CEO & Member of Board FRANK YOCCA Chief Scientific Officer VINCENT J. O’NEILL Chief Medical Officer RICHARD I. STEINHART Chief Financial Officer 31 Proprietary & Confidential

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board Combined experience of 150+ years in drug development with 15 approved drugs BOARD OF DIRECTORS STRATEGIC ADVISORS PETER MUELLER Chairman of Board STEVE LAUMAS Member of Board KRISHNAN NANDABALAN Member of Board STEVEN PAUL Member of Board, Voyager Therapeutics SHEILA GUJRATHI CEO, Gossamer Bio 32 Proprietary & Confidential

Neuroscience Clinical Advisory Board to Support Global Development of BXCL501 Prominent clinicians and neuroscientists to guide advancement of lead programs and emerging neuroscience pipeline Clinical Advisory Board Sheldon H. Preskorn, M.D. Professor of Psychiatry George Grossberg, M.D. Director, Geriatric Psychiatry Alan Breier, M.D. Professor of Psychiatry, Vice-Chair for Clinical Research Stephen R. Marder, M.D. Director, Section on Psychosis John Krystal, M.D. Chair, Department of Psychiatry Maurizio Fava, M.D. Director, Division of Clinical Research Thomas Laughren, M.D. Director, Regulatory Affairs Thomas Kosten, M.D. Director, Division of Alcohol and Addiction Psychiatry 33 Proprietary & Confidential

Immuno-Oncology Clinical Advisory Board to Advance BXCL701 Development Appointment of world renowned immuno-oncology clinicians and scientists Clinical Advisory Board Louis M. Weiner, M.D. Emmanuel S. Antonarakis, M.D. Daniel Von Hoff, M.D., F.A.C.P. Eric J. Small, M.D. Johann de Bono, M.D., Ph.D. Associate Professor of Oncology and Urology Director, Georgetown Lombardi Comprehensive Cancer Center Chief, Division of Hematology/Oncology Physician in Chief, Distinguished Professor at the TGen Head, Division of Clinical Studies 34 Proprietary & Confidential

Dr. Vimal Mehta, CEO BioXcel Therapeutics, New Haven, CT 06511 vmehta@bioxceltherapeutics.com 35 Proprietary & Confidential